--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------





                                   Sovereign
                                      U.S.
                               Government Income
                                      Fund



                               SEMI-ANNUAL REPORT


                                 April 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

     But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

[A 1" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

     Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     By Barry Evans, CFA, Portfolio Manager

                                  John Hancock
                                   Sovereign
                                U.S. Government
                                  Income Fund

                Economy's strength puts a damper on bond returns

When bond investors saw signs that the economy was slowing last fall, they breathed a sigh of relief. Inflation -- which can erode the value of a bond's fixed-interest payments -- was under control. Bond prices rallied, with yields on the 10-year Treasury falling from 6.34% to 6.04% in November. But the rally was short-lived. By December, the slowdown seemed over. In the first quarter of 1997, consumer spending picked up. More important, the gross domestic product -- which measures the economy's output of goods and services -- grew at its fastest rate in nine years. Concerned that inflation was on the rise and that the Federal Reserve would raise short-term interest rates, bond investors gradually pushed yields up and prices down. On March 25, the Federal Reserve did increase short-term interest rates one-quarter percentage point. By mid-April, yields on the 10-year Treasury had peaked at 6.97%, closing the month at 6.72%.

--------------------------------------------------------------------------------
"Investors   focused   largely  on  bonds  with  a  yield  advantage  over  U.S.
Treasuries."
--------------------------------------------------------------------------------

[A 2 1/4" x 3 3/4" photo of the Sovereign U.S. Government Income Fund Portfolio Management Team. Caption reads: "Barry H. Evans (seated) and management team members (l-r) Roger Hamilton and Seth Robbins.]

================================================================================

           John Hancock Funds - Sovereign U.S. Government Income Fund


[Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into two sections. Going from top left to right:
Short-Term Investments and Other 1%; U.S. Treasury Bonds 19%; U.S. Government Agency Bonds 80%. A footnote below states "As a percentage of net assets on April 30, 1997.]

The Fund focused on mortgages during the last six months.

     Despite falling prices, money continued to flow into the bond market. Investors focused largely on bonds with a yield advantage over U.S. Treasuries. These included mortgage bonds and government agency bonds, both of which provide added income to compensate investors for taking on additional risk. For the six months ended April 30, 1997, these higher-yielding securities came out ahead of interest-sensitive Treasuries. Their yields simply rose less -- and their prices fell less -- than Treasuries.

     John Hancock Sovereign U.S. Government Income Fund was well-positioned as we favored mortgage bonds over Treasuries. For the six months ended April 30, 1997, the Fund's Class A and Class B shares had total returns of 1.24% and 1.00%, respectively, at net asset value. This compared to the 1.11% return of the average general U.S. government fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Mortgage bonds tip the scales
We began the period with our heaviest concentration -- about 48% of assets -- in the mortgage sector. In December and early January, we sold some Treasuries and increased our mortgage stake by another 10 percentage points. We bought GNMAs with coupons of 7%, 7-1/2% and 9%. Their prices relative to Treasuries had fallen near year end, as demand had dropped off. After the first of the year, demand picked up and prices rebounded nicely. We also bought GNMA adjustable-rate mortgages, which were the cheapest short-maturity mortgage bonds we could find.

     Throughout the period, we added to our stake in collateralized mortgage obligations (CMOs). CMOs separate the cash flows of mortgage pools into different classes of various maturities. We bought primarily PACs, which are a type of higher-quality CMO with a lower probability of prepayment. PACs had not done as well as other mortgage bonds in early 1996, which made them attractive buys. Our long-term PACs, which accounted for nearly 20% of the Fund's investments, did exceptionally well and had the biggest single impact on performance. By the end of April, 65% of the Fund's assets were in mortgages (including CMOs) and only 19% in Treasuries. The remaining 15% of our investments were in government agency bonds, which did better than Treasuries but lagged mortgages.

     As we shifted our asset allocation late in the period, we also made a few adjustments to the Fund's duration. Duration measures how sensitive a bond's price is to changes in interest rates. The shorter a bond's duration, the less its price will fall as interest rates rise (or rise as rates fall). We began the period with a duration of 5.2 years -- about average at the time for our peer group. This neither helped nor hurt the Fund's performance. Once interest rates began climbing again

================================================================================

           John Hancock Funds - Sovereign U.S. Government Income Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 1% from top to bottom, with 2.00% at the top and 0.00% at the bottom. Within the chart, there are three solid bars. The first represents the 1.24% total return for John Hancock Sovereign U.S. Government Income Fund: Class A. The second represents the 1.00% total return for John Hancock Sovereign U.S. Government Income Fund: Class B. The third represents the 1.11% total return for the average general U.S. government income fund. Footnote below reads: "Total returns for John Hancock Sovereign U.S. Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government fund is tracked by Lipper Analytical Services.(1) See the following two pages for historical performance information."]

in late February and early March, we decided to shorten duration to 4.8 years. We did this by selling long-term Treasury bonds and GNMAs, which had appreciated nicely. The Fund benefited from a shorter duration, as interest rates continued rising in March and early April. We closed the period with a neutral duration of
5.0 years.

Wait and see

     We'll be looking to add duration sometime before what we believe will be the Fed's final interest rate increase. That's because recent history shows that yields may actually begin falling before the Fed's last move. It's unclear, however, whether the Fed will have to raise rates one or two more times to temper economic growth. In April, the economy appeared to be slowing quickly, after a strong first quarter. But we still expect it to grow at 2-1/2% or higher for awhile. We don't think this is the beginning of a sustained economic slowdown. Instead, we believe temporary factors are affecting the economy's second quarter pace -- auto strikes, flooding and a mild winter followed by a cool spring (which stepped up first quarter consumer spending while holding back spring spending).

"We believe bonds offer good value."

We'll be watching certain signs to determine the Fed's next move. These include a rise in the benefits component of the employment cost index, an increase in vendor delivery time from the purchasing managers' survey, strong retail sales or a strong stock market. All would point to the need for the Fed to raise interest rates again in order to put the brakes on the economy. In the meantime, we plan to keep our 80% stake in mortgages and government agency bonds. Even though mortgage yield premiums over Treasuries are small, we believe strong demand will continue. Within the mortgage sector, we may, however, change allocations depending on where the best opportunities are.

     We believe bonds offer good value. With inflation between 2% and 3% and the 30-year Treasury at 6.94%, investors are earning at least 4% over the rate of inflation. Historically, that's high. Bonds may also have better potential for price gains than stocks, which have had a great run for years. If yields dropped to 6%, investors would enjoy huge price gains along with good income. While we don't expect rates to fall this low anytime soon, we're optimistic for the longer term.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign U.S. Government Income Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------

John Hancock Sovereign U.S. Government
  Income Fund: Class A                      (1.09%)   27.48%      26.36%(1)
John Hancock Sovereign U.S. Government
  Income Fund: Class B                      (2.06%)   28.43%      96.51%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     MOST RECENT
                                             YEAR     YEARS     TEN YEARS
                                             ----     -----     ---------
John Hancock Sovereign U.S. Government
  Income Fund: Class A                      (1.09%)    4.98%      4.57%(1)
John Hancock Sovereign U.S. Government
  Income Fund: Class B                      (2.06%)    5.13%      6.99%

--------------------------------------------------------------------------------
                                     YEILDS
--------------------------------------------------------------------------------

As of April 30, 1997
                                                                 SEC
                                                                30-DAY
                                                                YIELD
                                                                -----
John Hancock Sovereign U.S. Government
  Income Fund: Class A(1)                                       5.92%
John Hancock Sovereign U.S. Government
  Income Fund: Class B                                          5.50%





                              Notes to Performance

(1) Class A shares commenced on January 3, 1992.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign U.S. Government Income Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started or have been invested for the most recent ten years and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Government Bond Index -- an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. Government Agency bonds.

[Line  chart  with  the  heading   Sovereign  U.S.   Government   Fund:Class  A,
representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government Bond Index and is equal to $13,680 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund on January 3, 1992, before sales charge, and is equal to $13,438 as of April 30, 1997 The third line represents the Sovereign U.S. Government Fund, after sales charge, and is equal to $12,833 as of April 30, 1997.]

[Line  chart  with  the  heading   Sovereign  U.S.   Government  Fund  Class  B,
representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of theLehman Government Bond Index and is equal to $21,501 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund, before sales charge, on October 31, 1986, and is equal to $20,008 as of April 30, 1997.]

* No contingent-deferred sales charge applicable.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    United States government and agencies securities
    (cost - $398,337,578) ......................................   $397,604,476
    Short-term investments (cost - $888,000) ...................        888,000
    Corporate savings account ..................................          8,769
                                                                   ------------
                                                                    398,501,245
  Receivable for shares sold ...................................        168,644
  Interest receivable ..........................................      4,115,916
  Other assets .................................................         31,525
                                                                   ------------
                              Total Assets .....................    402,817,330
                              -------------------------------------------------
Liabilities:
  Dividend payable .............................................         66,746
  Payable for shares repurchased ...............................        475,152
  Payable for futures variation margin - Note A ................         45,140
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................        319,856
  Accounts payable and accrued expenses ........................         83,817
                                                                   ------------
                              Total Liabilities ................        990,711
                              -------------------------------------------------
Net Assets:
  Capital paid-in ..............................................    453,271,255
  Accumulated net realized loss on investments and
    financial futures contracts ................................  (  50,500,379)
  Net unrealized depreciation of investments
    and financial futures contracts ............................  (     856,031)
  Distributions in excess of net investment income .............  (      88,226)
                                                                   ------------
                              Net Assets .......................   $401,826,619
                              =================================================
Net Asset Value Per Share:
  (Based on net assets and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $304,828,970 / 31,917,780 ..........................   $       9.55
  =============================================================================
  Class B - $96,997,649 / 10,156,350 ...........................   $       9.55
  =============================================================================
Maximum Offering Price Per Share:*
  Class A - ($9.55 x 104.71%) ..................................   $      10.00
  =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
  Interest .....................................................    $16,446,800
                                                                    -----------
  Expenses:
    Investment management fee - Note B .........................      1,049,283
    Distribution and service fee - Note B
      Class A ..................................................        473,313
      Class B ..................................................        516,872
    Transfer agent fee - Note B ................................        560,273
    Custodian fee ..............................................         54,944
    Registration and filing fees ...............................         41,493
    Financial services fee - Note B ............................         39,348
    Auditing fee ...............................................         29,146
    Trustees' fees .............................................         27,984
    Printing ...................................................         19,349
    Legal fees .................................................          1,615
    Miscellaneous ..............................................          1,551
                                                                    -----------
                              Total Expenses ...................      2,815,171
                              -------------------------------------------------
                              Net Investment Income ............     13,631,629
                              -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
  Net realized loss on investments sold ........................   (  1,365,217)
  Net realized gain on financial futures contracts .............      1,019,191
  Change in net unrealized appreciation/depreciation
    of investments .............................................   (  7,608,135)
  Change in net unrealized appreciation/depreciation
    of financial futures contracts .............................   (    598,937)
                                                                    -----------
                              Net Realized and Unrealized
                              Loss on Investments and
                              Financial Futures Contracts ......   (  8,553,098)
                              --------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ........    $ 5,078,531
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                             SIX MONTHS ENDED
                                                                                      YEAR ENDED              APRIL 30, 1997
                                                                                   OCTOBER 31, 1996             (UNAUDITED)
                                                                                   ----------------             -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .......................................................      $ 30,058,671             $ 13,631,629
  Net realized loss on investments sold, and financial futures contracts ......     (   2,404,490)           (     346,026)
  Change in net unrealized appreciation/depreciation of investments
    and financial futures contracts ...........................................     (  10,781,489)           (   8,207,072)

    Net Increase in Net Assets Resulting from Operations ......................        16,872,692                5,078,531

Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.6445 and $0.3197 per share, respectively) ...................     (  22,888,998)           (  10,525,955)
    Class B - ($0.5788 and $0.2866 per share, respectively) ...................     (   7,168,399)           (   3,112,985)

    Total Distributions to Shareholders .......................................     (  30,057,397)           (  13,638,940)

From Fund Share Transactions - Net* ...........................................     (  46,215,732)           (  32,002,267)

Net Assets:
    Beginning of period .......................................................       501,789,732              442,389,295

    End of period (including distributions in excess of net investment
      income of $80,915 and $88,226, respectively) ............................      $442,389,295             $401,826,619

* Analysis of Fund Share Transactions:
                                                                                                            SIX MONTHS ENDED
                                                                                  YEAR ENDED                  APRIL 30, 1997
                                                                               OCTOBER 31, 1996                 (UNAUDITED)
                                                                          ---------------------------   ---------------------------
                                                                            SHARES         AMOUNT          SHARES         AMOUNT
                                                                          -----------   -------------   -----------   -------------
CLASS A
  Shares sold .........................................................    2,701,311     $26,773,125       618,294     $ 5,909,314
  Shares issued to shareholders in reinvestment of distributions ......    1,861,397      18,201,055       873,593       8,430,357
                                                                           ---------     -----------     ---------     -----------
                                                                           4,562,708      44,974,180     1,491,887      14,339,671
  Less shares repurchased .............................................   (7,742,610)   ( 76,053,085)   (3,443,474)   ( 33,241,245)
                                                                           ---------     -----------     ---------     -----------
  Net Decrease ........................................................   (3,179,902)   ($31,078,905)   (1,951,587)   ($18,901,574)
                                                                           =========     ===========     =========     ===========
CLASS B
  Shares sold .........................................................    1,137,893     $11,221,296       324,038     $ 3,202,673
  Shares issued to shareholders in reinvestment of distributions ......      397,229       3,883,010       177,904       1,716,948
                                                                           ---------     -----------     ---------     -----------
                                                                           1,535,122      15,104,306       501,942       4,919,621
  Less shares repurchased .............................................   (3,092,548)   ( 30,241,133)   (1,868,486)   ( 18,020,314)
                                                                           ---------     -----------     ---------     -----------
  Net Decrease ........................................................   (1,557,426)   ($15,136,827)   (1,366,544)   ($13,100,693)
                                                                           =========     ===========     =========     ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                            --------------------------------------------------------  APRIL 30, 1997
                                                              1992(1)      1993         1994       1995       1996      (UNAUDITED)
                                                           ---------    --------     --------   --------   --------    -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................   $  10.51     $  10.29     $  10.89   $   9.24   $  10.01     $   9.75
                                                            --------     --------     --------   --------   --------     --------
  Net Investment Income .................................       0.64         0.68(2)      0.65       0.65       0.64(2)      0.32(2)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Financial Futures Contracts .........  (    0.22)        0.61    (    1.34)      0.77  (    0.26)   (    0.20)
                                                            --------     --------     --------   --------   --------     --------
      Total from Investment Operations ..................       0.42         1.29    (    0.69)      1.42       0.38         0.12
                                                            --------     --------     --------   --------   --------     --------
  Less Distributions:
    Dividends from Net Investment Income ................  (    0.64)   (    0.68)   (    0.65) (    0.65) (    0.64)   (    0.32)
    Distributions from Net Realized Gain on
      Investments Sold ..................................        --     (    0.01)   (    0.31)       --         --           --
                                                            --------     --------     --------   --------   --------     --------
      Total Distributions ...............................  (    0.64)   (    0.69)   (    0.96) (    0.65) (    0.64)   (    0.32)
                                                            --------     --------     --------   --------   --------     --------
  Net Asset Value, End of Period ........................   $  10.29     $  10.89     $   9.24   $  10.01   $   9.75     $   9.55
                                                            ========     ========     ========   ========   ========     ========
  Total Investment Return at Net Asset Value(3) .........      5.33%(4)    12.89%    (   6.66%)    15.90%      4.02%        1.24%(4)

Ratios and  Supplemental Data
  Net Assets, End of Period (000s omitted) ..............   $350,907     $375,416     $315,372   $370,966   $330,162     $304,829
  Ratio of Expenses to Average Net Assets ...............      1.06%(5)     1.30%        1.23%      1.17%      1.15%        1.17%(5)
  Ratio of Net Investment Income to Average Net Assets ..      7.11%(5)     6.47%        6.62%      6.76%      6.58%        6.67%(5)
  Portfolio Turnover Rate ...............................       140%         273%         127%        94%       143%          84%

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, net realized and unrealized gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                            --------------------------------------------------------  APRIL 30, 1997
                                                              1992(1)      1993         1994       1995       1996      (UNAUDITED)
                                                           ---------    --------     --------   --------   --------    -----------
CLASS B
  Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................   $  10.29     $  10.28     $  10.88   $   9.23   $  10.00     $   9.74
                                                            --------     --------     --------   --------   --------     --------
  Net Investment Income .................................       0.76         0.66(2)      0.61       0.60       0.58(2)      0.29(2)
  Net Realized and Unrealized Gain (Loss) on
    Investments and Financial Futures Contracts .........        --          0.61    (    1.34)      0.77  (    0.26)   (    0.19)
                                                            --------     --------     --------   --------   --------     --------
      Total from Investment Operations ..................       0.76         1.27    (    0.73)      1.37       0.32         0.10
                                                            --------     --------     --------   --------   --------     --------
  Less Distributions:
    Dividends from Net Investment Income ................  (    0.77)   (    0.66)   (    0.61) (    0.60) (    0.58)   (    0.29)
    Distributions from Net Realized Gain on
      Investments Sold ..................................        --     (    0.01)   (    0.31)       --         --           --
                                                            --------     --------     --------   --------   --------     --------
      Total Distributions ...............................  (    0.77)   (    0.67)   (    0.92) (    0.60) (    0.58)   (    0.29)
                                                            --------     --------     --------   --------   --------     --------
  Net Asset Value, End of Period ........................   $  10.28     $  10.88     $   9.23   $  10.00   $   9.74     $   9.55
                                                            ========     ========     ========   ========   ========     ========
  Total Investment Return at Net Asset Value(3) .........      7.58%       12.66%    (   7.05%)    15.27%      3.33%        1.00%(4)

Ratios and Supplemental Data
  Net Assets,  End of Period (000s omitted) .............   $197,032     $244,133     $196,899   $130,824   $112,228     $ 96,998
  Ratio of Expenses to Average Net Assets ...............      1.55%        1.51%        1.64%      1.72%      1.82%        1.86%(5)
  Ratio of Net Investment Income to Average Net Assets ..      7.35%        6.23%        6.19%      6.24%      5.91%        5.97%(5)
  Portfolio Turnover Rate ...............................       140%         273%         127%        94%       143%          84%

(1)      Class A shares commenced operations on January 3, 1992.
(2)      Based on the average of shares outstanding at the end of each month.
(3)      Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)      Not annualized.
(5)      Annualized.





                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Sovereign U.S. Government Income Fund on April 30, 1997. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                        PAR VALUE
                                                            INTEREST       MATURITY       (000s        MARKET
ISSUER, DESCRIPTION                                           RATE           DATE        OMITTED)      VALUE
-------------------                                           ----           ----        --------      -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (19.15%)
  United States Treasury,
    Bond ................................................    10.750%       08-15-05      $12,085    $15,111,930
    Bond ................................................    12.750        11-15-10        6,000      8,268,720
    Bond ................................................    12.000        08-15-13       10,900     15,188,495
    Bond* ...............................................     9.250        02-15-16       26,450     32,541,700
    Bond ................................................     8.125        08-15-19        5,000      5,594,550
    Bond ................................................     6.500        11-15-26          250        234,805
                                                                                                    -----------
                                                                                                     76,940,200
                                                                                                    -----------
Government - U.S. Agencies (79.80%)
  Federal Farm Credit Bank,
    Bond ................................................    11.900        10-20-97        7,350      7,549,846
  Federal Home Loan Bank,
    Bond ................................................     6.770        01-29-02        5,000      4,961,700
    Bond ................................................    12.500        09-10-97       10,000     10,235,900
  Federal Home Loan Mortgage Corp.,
    10 Yr Pass Thru Ctf .................................     6.875        11-22-06        5,000      4,867,200
    15 Yr Pass Thru Ctf .................................    10.500        02-01-03        4,919      5,219,004
    30 Yr Pass Thru Ctf .................................     9.500        08-01-16       13,444     14,507,860
    CMO REMIC 34-C ......................................     9.000        11-15-19        5,962      6,137,507
    CMO REMIC 1142-H ....................................     7.950        12-15-20       10,000     10,175,000
    CMO REMIC 1603-K ....................................     6.500        10-15-23        5,000      4,610,900
    CMO REMIC 1608-L ....................................     6.500        09-15-23        5,000      4,617,150
    CMO REMIC 1617-PM ...................................     6.500        11-15-23       10,000      9,259,300
    CMO REMIC 1727-I ....................................     6.500        05-15-24        5,000      4,546,850
    CMO REMIC 1866-G ....................................     7.000        07-15-26        5,686      5,415,915
    CMO REMIC 1876-PG ...................................     7.000        08-15-26        8,000      7,472,160
    CMO REMIC 1910-AK ...................................     7.000        11-15-26       11,859     11,177,108
  Federal National Mortgage Assn.,
    10 Yr Pass Thru Ctf .................................     9.550        12-10-97        1,020      1,042,307
    10 Yr Pass Thru Ctf .................................     9.050        04-10-00       10,000     10,657,800
    10 Yr Pass Thru Ctf .................................     8.900        06-12-00        5,000      5,321,850
    10 Yr Pass Thru Ctf .................................     9.150        04-10-98        5,000      5,119,550
    15 Yr Pass Thru Ctf .................................     9.000        02-01-10        7,105      7,403,434
    15 Yr Pass Thru Ctf .................................     7.500        06-01-11       11,970     12,071,526
    15 Yr Pass Thru Ctf .................................     7.500        07-01-11        4,643      4,685,387
    30 Yr Pass Thru Ctf .................................     8.000        10-01-24        7,530      7,649,909

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

================================================================================
                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


                                                                                                 PAR VALUE
                                                            INTEREST       MATURITY                (000s           MARKET
ISSUER, DESCRIPTION                                           RATE           DATE                 OMITTED)         VALUE
-------------------                                           ----           ----                 --------         -----

    CMO REMIC 1989-78-G .................................     9.050%       12-25-18                $7,608     $  7,819,687
    CMO REMIC 1991-76-M .................................     9.000        07-25-06                 3,370        3,422,708
    CMO REMIC 1994-60-PJ ................................     7.000        04-25-24                 6,100        5,806,407
    CMO REMIC 1994-75-K .................................     7.000        04-25-24                 3,100        2,993,422
    CMO REMIC 1996-28-PK ................................     6.500        07-25-25                 7,589        6,839,857
    CMO REMIC 1996-63-PD ................................     7.500        01-18-27                10,000        9,862,500
    CMO REMIC G-8-E .....................................     9.000        04-25-21                 6,000        6,283,080
    CMO REMIC X-225C-TK .................................     6.500        12-25-23                 5,032        4,640,410
  Government National Mortgage Assn.,
    30 Yr Adjustable Rate Mortgage ......................     6.875        10-20-22 to 10-20-23    15,487       15,856,714
    30 Yr Pass Thru Ctf .................................     7.000        03-15-26 to 11-15-26    13,049       12,629,782
    30 Yr Pass Thru Ctf .................................     7.500        01-15-23 to 02-15-26    19,384       19,334,249
    30 Yr Pass Thru Ctf .................................     8.000        07-15-24 to 09-15-26    31,021       31,527,336
    30 Yr Pass Thru Ctf .................................     9.000        08-15-16 to 12-15-17     9,431       10,051,720
  Small Business Administation,
    Bond 97-B ...........................................     7.100        02-01-17                 5,000        4,810,950
    Bond 97-D ...........................................     7.500        04-01-17                 5,000        5,057,031
  Tennessee Valley Authority,
    Bond ................................................     8.250        04-15-42                 8,500        9,023,260
                                                                                                              ------------
                                                                                                               320,664,276
                                                                                                              ------------
                                      TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                (Cost $398,337,578)               (98.95%)     397,604,476
                                                                                                   ------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.22%)
  Investment in joint repurchase agreement transaction
  with Aubrey G. Lanston & Co.- Dated 4-30-97,
  Due 5-01-97 (Secured by U.S. Treasury Bills, 5.37%
  thru 5.78% Due 8-21-97 thru 3-05-98, U.S. Treasury
  Bonds, 7.125% thru 11.25% Due 2-15-15 thru 2-15-23,
  U.S. Treasury Notes, 5.125% thru 7.75%, Due 8-31-98
  thru 5-15-05) - Note A                                      5.375        05-01-97                   888          888,000

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account Current Rate 4.950%                                                                 8,769
                                                                                                              ------------
                                                        TOTAL SHORT-TERM INVESTMENT               ( 0.22%)         896,769
                                                                                                   ------     ------------
                                                                  TOTAL INVESTMENTS               (99.17%)    $398,501,245
                                                                                                   ======     ============

* U.S. Treasury Bonds with a value of $1,171,870 owned by the Fund were designated as margin deposits for future contracts at April 30, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Sovereign U.S. Government Income Fund (the "Fund") and John Hancock Strategic Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of income as is consistent with long-term total return by investing in securities issued, guaranteed or otherwise backed by the United States government, it agencies or instrumentalities.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $47,195,214 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
October 31, 1998 - $282,637, October 31, 2002 - $16,549,431,  October 31, 2003 -
$26,193,155 and October 31, 2004 - $4,169,991.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respec-

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


tive classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The fund had no borrowing activity for the period ending April 30, 1997.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At April 30, 1997 there were the following open positions in financial futures contracts:

                    OPEN              UNREALIZED
EXPIRATION          CONTRACTS         POSITION         DEPRECIATION
----------          ---------         -------------    ------------
JUN 1997            99 TREASURY       SHORT            ($124,406)
                    NOTE

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.45% of the Fund's average daily net asset value in excess of $500,000,000.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended April 30, 1997, net sales charges received on sales of Class A shares of the Fund amounted to $144,270. Of this amount, $15,772 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $27,000 was paid as sales commissions to unrelated broker-dealers and $101,498 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997 the contingent deferred sales charges received by JH Funds amounted to $141,773.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock

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                         NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund


Group of Funds  Deferred
Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,477.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended April 30, 1997 aggregated $360,479,341 and $382,020,549, respectively.

   The cost of investments owned at April 30, 1997, for federal income tax purposes was $398,337,578. Gross unrealized appreciation and depreciation of investments aggregated $2,671,961 and $3,405,063, respectively, resulting in net unrealized depreciation of $733,102.

================================================================================
                                     NOTES

           John Hancock Funds - Sovereign U.S. Government Income Fund

================================================================================
                                     NOTES

           John Hancock Funds - Sovereign U.S. Government Income Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































--------------------------------------------------------------------------------

This report is for the information of shareholders of the John Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              020SA 4/97
                                                                            6/97